                           SECOND AMENDMENT TO LEASE

     THIS SECOND AMENDMENT TO LEASE (this "Second Amendment") is made as of this ____ day of September 1997 by and between ANGEL AND JEAN ECHEVARRIA (together, "Landlord"), and PILLOWTEX CORPORATION, a Texas corporation ("Tenant").


                                   RECITALS

     A. Landlord and Tenant entered into that certain Industrial Lease dated November 23, 1992 (the "Original Lease"), pursuant to which Landlord leased to Tenant, and Tenant leased from Landlord, certain premises commonly known as 3820 Union Pacific Avenue, Los Angeles, California, consisting of certain real property, an approximately 320,000 square foot building and other improvements located on the real property and certain parking areas, as more particularly described in the Original Lease (the "Premises").

     B. Landlord and Tenant amended the Original Lease pursuant to that certain Broker's Ammendment [sic] executed as of November 11, 1992 (the "First Amendment"). True and correct copies of the Original Lease and the First Amendment are attached hereto as EXHIBIT A and incorporated by this reference. The Original Lease, as amended by the First Amendment, shall be referred to herein as the "Lease."

     C. Landlord and Tenant desire to enter into this Second Amendment to modify the rent payable by Tenant pursuant to the Lease, to extend the term of the Lease, and to make certain other changes to the Lease, all in accordance with the terms and conditions set forth below.


                        AGREEMENT TERMS AND CONDITIONS

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. CONDITION PRECEDENT. On October 29, 1997, Landlord commenced a bankruptcy case by filing a voluntary chapter 11 petition under the United States Bankruptcy Code, 11 U.S.C. Section 101 et seq., Case No. LA 96-45771-TD with the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court"). This Second Amendment shall not be effective unless and until the Bankruptcy Court has entered an order approving this Second Amendment upon the terms set forth herein (the "Order"). Immediately upon full execution of this Second Amendment by Landlord and Tenant, Landlord shall seek the Order from the Bankruptcy Court. Upon entry of the Order, this Second Amendment shall immediately become effective, without further action on the part of either Landlord or Tenant.

     2. TERM. Notwithstanding anything to the contrary set forth in the Lease, including without limitation Section 3.1 thereof, the term of the Lease is hereby extended through and including December 31, 2004.

     3. RENT. The first two (2) sentences of Article 4 of the Lease, entitled "Rent," are hereby deleted in their entirety and replaced with the following:

     "Tenant shall pay Landlord rent for the Premises ("Rent") in accordance with the following schedule:

          a. From October 1, 1997 through December 31, 1998, Tenant shall pay to Landlord Rent at the annual rate of Six Hundred Eighteen Thousand Two Hundred Forty and 00/100 Dollars ($618,240.00), provided, however, the rent payable for the period from October 1, 1997 through and including December 31, 1997 shall be that portion of the aforesaid annual Rent equal to the product of (i) such annual Rent multiplied by (ii) one-fourth (1/4);

          b. From January 1, 1999 through December 31, 2000, Tenant shall pay to Landlord Rent at the annual rate of Six Hundred Thirty-Six Thousand Seven Hundred Eighty-Seven and 00/100 Dollars ($636,787.00);

          c. From January 1, 2001 through December 31, 2001, Tenant shall pay to Landlord Rent at the annual rate of Six Hundred Forty-Two Thousand Nine Hundred Sixty-Nine and 00/100 ($642,969.00); and

          d. From January 1, 2002 through December 31, 2002, Tenant shall pay to Landlord Rent at the annual rate of Six Hundred Forty-Nine Thousand One Hundred Fifty-Two and 00/100 ($649,152.00); and

          e. From January 1, 2003 through December 31, 2004, Tenant shall pay to Landlord Rent at the annual rate of Six Hundred Sixty-One Thousand Five Hundred Seventeen and 00/100 ($661,517.00); and

     Rent shall be due and payable by Tenant in advance in consecutive equal monthly installments on or before the first day of each month."

     4. NO OPTION FOR EXTENSION OF TERM, OPTION ON ADDITIONAL SPACE OR RIGHT OF FIRST REFUSAL. Upon the execution hereof, the options and rights granted to Tenant under Section 39 of the Lease shall be of no further force and effect.

     5. NO OTHER CHANGES. Except as set forth in this Second Amendment, all other provisions of the Lease shall remain in full force and effect and are hereby ratified. In the event of a conflict between the terms of the Lease and this Second Amendment, this

Second Amendment shall prevail. All references in the Lease and in this Second Amendment to the "Lease" shall be deemed to be the Lease, as amended by this Second Amendment.

     6. NO BROKER. Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this Second Amendment and that no broker, agent or other person brought about this transaction. Tenant hereby agrees to indemnify, defend, protect and hold Landlord harmless from and against any claims, losses, liabilities, demands, costs, expenses or causes of action by any broker, agent or other person (including, without limitation, Cushman & Wakefield) claiming any commission or other form of compensation arising directly or indirectly with regard to this Second Amendment.

     7. BINDING EFFECT. This Second Amendment shall be binding upon and inure to the benefit of Landlord, its successors and assigns and Tenant and its permitted successors and permitted assigns.

     8. ATTORNEYS' FEES. Should any party initiate a legal proceeding against any other party, including an arbitration, then the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs incurred in connection with such legal proceeding.

     9. AUTHORITY. Tenant has full power and authority to enter into this Second Amendment, and the person signing on behalf of Tenant has been fully authorized to do so by all necessary corporate action, or any other action, on the part of Tenant.

     10. CAPTIONS. The captions contained in this Second Amendment are for convenience only are not intended to limit or define the scope or effect of any provision of this Second Amendment.

     11. CAPITALIZED TERMS. All terms capitalized but not defined in this Second Amendment shall have the meanings given them in the Lease.

     12. SEVERABILITY. The invalidity, illegality or unenforceability of any provision of this Second Amendment shall not affect the enforceability of any other provision of this Second Amendment, all of which shall remain in full force and effect.

     13. FACSIMILE. The parties hereto and their respective successors and assigns are hereby authorized to rely upon the signatures of each person and entity on this Second Amendment which are delivered by facsimile as constituting a duly authorized, irrevocable, actual, current delivery of this Second Amendment with original ink signatures of each person and entity.

     14. ESTOPPEL. Tenant certifies to Landlord that, to Tenant's knowledge, as of the date of this Second Amendment, except as described in paragraph 16 below, (a) Landlord is not in default under the Lease and (b) Tenant does not have any defenses or offsets to payment of rent and performance of its obligations under the Lease as and when the same becomes due.

     15. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and each such counterpart shall be deemed to be an original, but all of which, when taken together, shall constitute one Second Amendment.

     16. NO WAIVER OF ALLOWED CLAIM. Tenant has filed a timely proof of claim, in the amount of Fifty Thousand Dollars ($50,000), in Landlord's pending chapter 11 bankruptcy proceeding (In re Angel M. Echevarria, Case No. LA 96-45771-TD) currently pending before the United States Bankruptcy Court for the Central District of California. Tenant's proof of claim in Landlord's bankruptcy case shall be allowed for the entire amount filed and nothing herein shall be deemed to affect the payment on account of such claim through appropriate means, including Landlord's plan of reorganization or directly from the Landlord if the bankruptcy proceeding is dismissed.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first written above.


                                        LANDLORD:

                                        /s/ ANGEL ECHEVARRIA
                                        ---------------------------------
                                        ANGEL ECHEVARRIA

                                        /s/ JEAN ECHEVARRIA
                                        ---------------------------------
                                        JEAN ECHEVARRIA


                                        TENANT:


                                        PILLOWTEX CORPORATION,
                                        a Texas corporation


                                        By: /s/ John H. Karnes
                                           --------------------------------
                                           Name: John H. Karnes
                                                ---------------------------
                                           Title: Vice President
                                                 --------------------------

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